AEGON/Transamerica Series Fund, Inc.

Supplement dated August 1, 2002 to Prospectus dated May 1, 2002, as previously supplemented May 3, 2002 and July 1, 2002

Please read this Supplement carefully and retain it for future reference.


PBHG/NWQ Value Select

The following paragraph is added at the end of the section
"Principal Investment Strategies - NWQ" on the right column on page
PBHGNWQ-1:

Old Mutual plc, the parent corporation of NWQ Investment Management Company, Inc., the co-sub-adviser for PBHG/NWQ Value Select
(the "Portfolio"), announced that it has agreed to be acquired by The John Nuveen Company (the "Transaction").
The closing of the Transaction is expected to take place during the fourth quarter of 2002 and is subject to a number of conditions, including regulatory approval and approval of the shareholders of Old Mutual plc. The Portfolio is permitted by the Securities and Exchange Commission, subject to certain conditions, and without the approval of shareholders, to continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change of control of a sub-adviser provided that an information statement is furnished to shareholders advising them of the change of within 90 days of the closing. The Transaction should not result in changes in the advisory fees or the way the Portfolio is managed.

********************
Third Avenue Value
The following paragraph is added at the end of the section "Principal Investment Strategies" on the right column on page TAV-1:

Third Avenue Management LLC, the parent corporation of EQSF Advisers,
 Inc., the sub-adviser for Third Avenue Value (the "Portfolio"), announced that it has agreed to be acquired by Affiliated Managers Group, Inc. (the "Transaction"). The closing of the Transaction is expected to take place during the fourth quarter of 2002 and is subject to a number of conditions, including regulatory approval and approval of the shareholders of Third Avenue Management LLC.
  The Portfolio is permitted by the
Securities and Exchange Commission, subject to certain conditions, and without the approval of shareholders, to continue the employment of an existing sub-adviser on the same sub-advisory contract terms where a contract has been assigned because of a change of control of a sub-adviser provided that an information statement is furnished to shareholders advising them of the change of within 90 days of the closing. The Transaction should not result in changes in the advisory fees or the way the Portfolio is managed.

AG00____